CUSIP No. 301504106                                                Page 10 of 14



                                    EXHIBIT 1
                                 TO SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:   December 23, 2003


                           GENERAL ATLANTIC PARTNERS, LLC


                           By:  /s/ Thomas J. Murphy
                                ---------------------------------------
                                Name:   Thomas J. Murphy
                                Title:  Attorney-In-Fact


                           GENERAL ATLANTIC PARTNERS 41, L.P.

                           By:  General Atlantic Partners, LLC,
                                Its general partner


                           By:  /s/ Thomas J. Murphy
                                ---------------------------------------
                                Name:   Thomas J. Murphy
                                Title:  Attorney-In-Fact


                           GENERAL ATLANTIC PARTNERS 57, L.P.

                           By:  General Atlantic Partners, LLC,
                                Its general partner

                           By:  /s/ Thomas J. Murphy
                                ---------------------------------------
                                Name:   Thomas J. Murphy
                                Title:  Attorney-In-Fact


                           GAP COINVESTMENT PARTNERS, L.P.


                           By:  /s/ Thomas J. Murphy
                                ---------------------------------------
                                Name:   Thomas J. Murphy
                                Title:  Attorney-In-Fact

CUSIP No. 301504106                                                Page 11 of 14


                           GAP COINVESTMENT PARTNERS II, L.P.


                           By:  /s/ Thomas J. Murphy
                                ---------------------------------------
                                Name:   Thomas J. Murphy
                                Title:  Attorney-In-Fact